UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,

Jamaica, NY 11434

(Address of Principal Executive Offices)

(718) 978-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Amendment to a Material Definitive Agreement.

Amendment to ULHL Promissory Notes

As previously announced, on February 21, 2023, Unique Logistics International, Inc., a Nevada corporation (“Unique” or the “Company”), issued to Unique Logistics Holdings Limited, a Hong Kong corporation (“ULHL”), promissory notes, as amended, with the following original principal amounts: (i) $2,000,000 (the “Second Net Assets Note”), (ii) $1,000,000 (the “Original Seller Note”), and (iii) $1,000,000 (the “ULHL Note”), respectively. Further, on March 5, 2024, the Company issued ULHL (i) a promissory note in the aggregate principal amount of $2,500,000 (“Note 11”) and (ii) a promissory note in the aggregate principal amount of $3,400,000 (“Note 12”).

On October 7, 2024, the Company and ULHL amended the ULHL Note (the “Amended ULHL Note”) to extend the maturity date thereof from June 30, 2025 to December 31, 2025. Further, on October 7, 2024, the Company and ULHL amended the Second Net Assets Note (the “Amended Second Net Assets Note”), the Original Seller Note (the “Amended Original Seller Note”), Note 11 (“Note 11 Amendment”) and Note 12 (“Note 12 Amendment”), to extend the maturity dates on each of these promissory notes from June 30, 2025 to December 31, 2025.

Amendment to FTS Promissory Note

On February 21, 2023, the Company entered into a related-party transaction with Frangipani Trade Services, Inc. (“FTS”) (the “FTS Purchase Agreement”). FTS is owned by the Chief Executive Officer of the Company. Pursuant to the FTS Purchase Agreement, the Company issued a promissory note to FTS in the principal amount of $500,000, bearing no interest with a maturity date of February 21, 2025 (the “FTS Promissory Note”). On October 7, 2024, the Company and FTS amended the FTS Promissory Note (the “FTS Promissory Note Amendment”), which extended the maturity date thereof from February 21, 2025 to December 31, 2025.

The foregoing descriptions of Note 11 Amendment, Note 12 Amendment, the Amended Second Net Assets Note, the Amended Original Seller Note, the Amended ULHL Note and the FTS Promissory Note Amendment do not purport to be complete and are qualified in their entirety by reference to Note 11 Amendment, Note 12 Amendment, the Amended Second Net Assets Note, the Amended Original Seller Note, the Amended ULHL Note and the FTS Promissory Note Amendment, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Note 11 Amendment, dated as of October 7, 2024, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.2	Note 12 Amendment, dated as of October 7, 2024, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited
10.3	Amended Second Net Assets Note, dated as of October 7, 2024, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited
10.4	Amended Original Seller Note, dated as of October 7, 2024, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited
10.5	Amended ULHL Note, dated as of October 7, 2024, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited
10.6	FTS Promissory Note Amendment, dated as of October 7, 2024, by and between Unique Logistics International, Inc. and Frangipani Trade Services, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: October 10, 2024	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer